                                     8-K
                                 EXHIBIT 99.1

                           STOCK PURCHASE AGREEMENT

                                    AMONG

                             VINCENT PAUL MONSEY,

                         VIDEO JUKEBOX NETWORK, INC.

                                     AND

                 VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED


                                JUNE 30, 1995

                           STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (this "Agreement"), dated June 30, 1995, among VINCENT PAUL MONSEY, an individual who resides at 48 Holland Villas Road, London W14 ("Monsey"), VIDEO JUKEBOX NETWORK, INC., a Florida corporation with its principal offices located at 1221 Collins Avenue, Miami, Florida 33139 ("VJN"), and VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED whose registered office is at Imperial House, 11-13 Young Street, Kensington, London W8 5EH (the "Company").

                                  RECITALS:


         A. Monsey is the legal and beneficial owner of fifty-four (54) 'B' ordinary shares (the "Monsey Shares") of the issued and outstanding capital stock of the Company.

         B. Monsey has legal title to thirty-six (36) 'B' ordinary shares (the "Nominee Shares") of the issued and outstanding capital stock of the Company, which are held by Monsey on a nominee basis for the benefit of VJN, pursuant to the terms of that certain Declaration of Trust and Nomineeship (the "Declaration of Trust"), dated March 4, 1992.

         C. Monsey desires to sell and deliver all of the Monsey Shares to VJN, and VJN wishes to purchase the Monsey Shares for a total consideration of two hundred twenty-five thousand (225,000) shares of the common stock, par value $0.001 per share, of VJN ("VJN Common Stock"); and

         D. Monsey desires to transfer legal title to the Nominee Shares to VJN, for no consideration, and VJN wishes to receive legal title to the Nominee Shares.

         NOW, THEREFORE, the parties hereto agree as follows:

                                      I
                       PURCHASE AND SALE OF SECURITIES

         Subject to the terms and conditions of this Agreement, Monsey hereby sells to VJN, and VJN hereby purchases from Monsey, all of the Monsey Shares. In exchange for the Monsey Shares, VJN hereby delivers to Monsey two hundred twenty-five thousand (225,000) shares of VJN Common Stock (the "VJN Shares").

                                      II
                          TRANSFER OF NOMINEE SHARES

         Subject to the terms and conditions of this Agreement, Monsey hereby transfers legal title to the Nominee Shares to VJN, for no consideration, and VJN hereby accepts title to such Nominee Shares. In doing so, Monsey, VJN and VJNIL hereby acknowledge that the following agreements are hereby terminated and are of no further force and effect: (a) the Shareholders Agreement, dated March 4, 1992, among Monsey, VJN and VJNIL; and (b) a letter from VJN to Monsey, dated March 4, 1992, regarding the two "C" ordinary shares of the issued and outstanding capital stock of the Company which are held by VJN; and (c) the Declaration of Trust.

                                     III
                   REPRESENTATIONS AND WARRANTIES OF MONSEY

         Monsey hereby represents and warrants to VJN the following:

         A. Good Title to Shares. As of the date hereof, Monsey is, and, at the time of the delivery of the Monsey Shares, Monsey shall be: (i) the legal and beneficial owner of the Monsey Shares; and (ii) the legal owner of the Nominee Shares. Monsey has the full right, power and authority to sell, transfer and deliver the Monsey Shares and to transfer legal title in the Nominee Shares to VJN, free and clear of any liens, claims, charges, debentures, options, pledges, trust arrangements, rights of first refusal, first offer or other preferential purchase rights, security interests, restrictions or other encumbrances whatsoever (the "Liens"). At the closing of the transactions contemplated by this Agreement, VJN shall receive good and marketable title to the Monsey Shares and Nominee Shares, free and clear of all Liens. There are no options, warrants or other rights outstanding with respect to or for the purchase of, nor any outstanding securities convertible into, any of the Monsey Shares or Nominee Shares.

         B. Consents. To Monsey's knowledge, after due inquiry, and save as otherwise set out or referred to in all other documents recording the transactions herein contemplated, there are no required consents which must be obtained from any third party prior to the consummation of the transactions contemplated herein and neither the execution, delivery and performance of this Agreement by Monsey nor the consummation of the transactions contemplated herein will: (i) conflict with or result in a breach or termination of any material provision of, or constitute a default under, or confer upon a third party any right to terminate, any indenture, mortgage, deed of trust, lease, contract, agreement or other instrument to which Monsey or the Company is a party, or by which Monsey or the Company is bound; or (ii) violate or conflict with any law or regulation, or order or decree of any court or governmental instrumentality, applicable to Monsey or the Company.

         C.        Rights to Acquire Capital Stock of the Company.     Monsey
has not offered or granted to any third party any rights in or to any options, subscriptions, warrants, calls, contracts, convertible securities, or other rights, agreements, arrangements, or commitments to acquire any capital stock of the Company.

         D.        Authority of Monsey.       Monsey has full power and
capacity to enter into this Agreement, to carry out the obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Monsey and (assuming due authorization, execution and delivery by VJN and the Company) constitutes the legal, valid and binding obligation of Monsey, enforceable against Monsey in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         E.        ITC License.      Monsey is not aware of any facts or
circumstances which would give the Independent Television Commission grounds to revoke the License to Provide a Licensable Programme Service under Part I of the Broadcasting Act 1990 (License No. LPS044) granted to the Company by the Independent Television Commission on February 11, 1992, as a result of the transactions contemplated hereby.

         F.        Obligations Owed to Monsey.        Except for the claims
obligations set forth in Schedule III.F. hereto, there are no outstanding claims or obligations owed by the Company to Monsey or his affiliates, whether monetary or otherwise, whether accrued or contingent, including without limitation, for salary, bonus or employee benefits.

         G.        Brokers.          No broker, finder or investment banker is
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Monsey.

         H.        Due Diligence.    Monsey has received and examined VJN's
Form 10-KSB for the fiscal year ended December 31, 1994, and Form 10-QSB for the quarter ended March 31, 1995, which were filed with the United States Securities and Exchange Commission.

         I. Investor Status. Monsey is a sophisticated investor and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in VJN represented by the shares of VJN's common stock received and to be received by Monsey pursuant to Section I hereof. Monsey has had such opportunity as he deems necessary or appropriate to obtain information from VJN and its representatives to permit him to evaluate the merits and risks of the acquisition of the VJN Shares.

         J. Investment Intent. Monsey is acquiring the VJN Shares for his own account and for investment and not with a present view towards, or for sale in connection with, any distribution thereof, nor with the present intention of distributing or selling such shares.

         K. Disclosure. No representation or warranty by Monsey in this Agreement or any other document delivered to VJN hereunder, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statement or facts contained therein, in light of the circumstances under which they were made, not misleading.

                                      IV
                    REPRESENTATIONS AND WARRANTIES OF VJN


         VJN hereby warrants and represents to Monsey as follows:

         A. Organization, Qualification, Etc.. VJN is a duly organized and validly existing corporation in good standing under the laws of the State of Florida.

         B. Enforceability. VJN has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement and all other agreements in connection with the transactions contemplated herein have been duly and validly executed and delivered by VJN, and are valid and binding agreements of VJN, enforceable in accordance with their respective terms, except that such enforceability may be subject to (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         C. The VJN Shares. All of the VJN Shares delivered to Monsey are duly authorized and validly issued, fully paid, non-assessable, with all transfer taxes of any kind prepaid and free and clear of all Liens.

         D. Corporate Authority. The execution and delivery of this Agreement and the performance of all of the transactions contemplated to be performed by VJN pursuant to this Agreement have been duly authorized by all necessary corporate action of VJN (and constitutes the legal, valid and legally binding obligation of VJN enforceable against VJN in accordance with its terms) and do not and will not conflict with or violate any provision of law or regulation, or any writ, order or decree of any court, governmental regulatory authority or agency or any applicable license, franchise, certificate, permit, authorization, approval or consent, which would have a material adverse effect on VJN, or any provision of VJN's Third Amended and Restated Articles of Incorporation (the "Articles of Incorporation") or Bylaws and do not and will not result in a breach of, or constitute a default under or require any consent pursuant to any agreement, contract, arrangement or understanding to which VJN is a party, which would have a material adverse effect on VJN. The execution and delivery of this Agreement and the performance of all the transactions contemplated to be performed by VJN: (i) requires no consent, approval or authorization from any court, governmental regulatory authority or agency or any other person; and (ii) does not result in the execution or imposition of any lien, charge or encumbrance upon any property of VJN under any indenture or instrument to which VJN is a party, or by which any of VJN's property or business may be bound that, in any such case, would have a material adverse effect on VJN.

         E.        Litigation.  To VJN's knowledge and except as set forth in
Schedule IV.E., there is no legal proceeding, action or investigation before any court or before or by any public body or board, or any judgment, decree, award, writ, injunction, stipulation or order of such court, public body or board, pending or, to VJN's knowledge, threatened to which VJN is or may be made a party, or to which the business or property of VJN is the subject, the outcome of which would have a material adverse effect on the business or property of VJN.

         F.        Due Diligence.    VJN acknowledges that it has not entered
into this Agreement in accordance with any representations or warranties made by Monsey, save those expressly set forth in this Agreement.

         G. Representations Complete. No representation or warranty of VJN made in this Agreement or in any document or certificate furnished pursuant to this Agreement or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make any statement of fact contained herein or therein not misleading, except that any such document or certificate which is dated speaks as of the date stated and not the present.

                                      V
                              CERTAIN DELIVERIES

         A.        Deliveries to Monsey.      Monsey acknowledges having
received the following on or before the date hereof:

                   1. A certificate representing the VJN Shares registered in the name of Monsey, in substantially the form of Exhibit "A" hereto; and

                   2. A certificate dated on the date hereof and executed by the Secretary of the meeting of the Board of Directors of VJN (the "VJN Board") certifying that attached thereto is a true and correct copy of all the resolutions of the VJN Board approving the execution, delivery and performance of this Agreement by VJN.

         B. Deliveries to VJN. VJN acknowledges having received, on or before the date hereof:

                   1. A duly executed stock transfer form in the name of VJN relating to the Monsey Shares, together with the relevant share certificates; and

                   2. A duly executed stock transfer form in the name of VJN relating to the Nominee Shares, together with the relevant share certificates.

                                      VI
                            RESTRICTIVE COVENANTS

         A.        Restrictions.     Monsey hereby agrees and confirms that
during the course of his employment by the Company prior to the date hereof he has obtained knowledge of, and during the course of his appointment under the Employment Agreement between the Company and Monsey of even date hereof (the "Employment Agreement"), he is likely to obtain knowledge of trade secrets and other confidential information with regard to the business and financial affairs of the Company and VJN, as well as their customers and suppliers, all of which are not in the public domain including, without limitation, financial data, computer software and hardware, intellectual property rights and present and future plans ("Confidential Information"). Accordingly, Monsey hereby undertakes to and covenants with VJN that in order to protect the interests of VJN in its goodwill and business connections and the Confidential Information:

                   1. he shall not, at any time after the Termination Date (as such term is defined in the Employment Agreement), use or procure the use of the name of the Company or VJN, whether or not in connection with his own or any other name in any way calculated to suggest that he continues to be connected with the business of the Company or VJN or in any way hold himself out as having such connection;

                   2. he shall not, at any time after the date of this Agreement (save by compulsion of law), use any Confidential Information (other than for the purposes of the Company or VJN) or disclose or divulge any Confidential Information to any person (other than to officers or employees of the Company or VJN whose province it is to know the same) and that he shall, at the expense of and if requested by the Company or VJN, use reasonable endeavors to prevent such use, divulgence or disclosure of any Confidential Information by any other person; provided that the provisions of this clause shall cease to apply to Confidential Information which enters the public domain other than directly or indirectly by reason of the default of the Employee; and

                   3. he shall not, at any time during the term of the Employment Agreement and for six (6) months thereafter (less any amount of time during which the Employee does not attend work pursuant to Clause 2.2 of the Employment Agreement), either on his own behalf, or on behalf of any other person, directly or indirectly approach, canvass, solicit or otherwise endeavor to entice away any person, who is then or was at any time during the twelve (12) month period prior to the Termination Date, an employee of the Company or VJN with access to Confidential Information (save for Elizabeth Laskowski), or otherwise encourage any such person to terminate his or his relationship with the Company or VJN;

         B.        Severability.     Each of the parties acknowledge and agree
that each of the restrictions contained in this Section VI are entirely separate and independent and are reasonable and necessary for the protection of the relevant interests. Nevertheless, if any provision or part thereof is held invalid or unenforceable, this shall not affect the remaining provisions, all of which shall remain in full force and effect. Furthermore, if any restriction would be valid if the wording were amended or the period or scope of the restriction reduced, such restriction shall apply with such modifications as may be necessary to make it valid and effective.

                                     VII
                           RESTRICTIONS ON TRANSFER

         Monsey understands that the VJN Shares have not been registered under the Securities Act of 1933 (the "Securities Act") and, therefore, cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is available; (ii) VJN has no obligation to register the VJN Shares under the Securities Act; and (iii) the following legend will be placed on the certificate representing the VJN Shares:

                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     VIII
                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         The representations, warranties, covenants and agreements contained herein to be performed or complied with after the date hereof shall survive the closing of this Agreement without limitation as to time.

                                      IX
                               INDEMNIFICATION

         A. From the date hereof, Monsey and VJN shall indemnify and hold harmless the other (the party seeking indemnification being referred to as the "Indemnified Party") from and against any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel, arising out of or resulting from the inaccuracy of any representation of warranty, or the breach of any covenant or agreement, contained herein or in any instrument or certificate delivered pursuant hereto, by the party against whom indemnification is sought (the "Indemnifying Party").

         B. The Indemnified Party shall promptly notify the Indemnifying Party in writing of any claim for indemnification, specifying in detail the basis of such claim, the facts pertaining thereto and, if known, the amount, or an estimate of the amount, of the liability arising therefrom. The Indemnified Party shall provide to the Indemnifying Party as promptly as practicable thereafter all information and documentation necessary to support and verify the claim asserted and the Indemnifying Party shall be given reasonable access to all books and records in the possession or control of the Indemnified Party or any of its affiliates which the Indemnifying Party reasonably determines to be related to such claim.

         C. Any income tax or capital gains or stamp duty obligations of Monsey resulting from this transaction or from the transfers of any beneficial interest in the Monsey Shares from VJN to Monsey, shall be paid by Monsey.

                                      X
                                MISCELLANEOUS

         A. Amendments, Consents and Waivers. This Agreement may not be amended, except by written agreement duly executed by the parties hereto and no consent provided for herein or waiver of any condition or provision hereof shall be effective unless evidenced by an instrument in writing, duly executed by the party sought to be charged with such waiver or consent.

         B. Specific Performance. In the event of a breach or threatened breach by any party of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled, without prejudice to the rights and remedies otherwise available to such party, to specific performance of any or all of the other party's obligations hereunder and nothing contained in this Agreement shall be construed as limiting the right of any party hereto to seek such specific performance by bringing suit in a court of competent jurisdiction.

         C. Benefits; Assignment. The rights under this Agreement shall not be assignable nor the duties delegable by any party without first obtaining the written consent of the other party hereto. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their successors in interest, any rights or remedies under or by reason of this Agreement unless so stated expressly hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         D.        Controversies.

                   1. In the event of any controversy arising out of or relating to this Agreement or a breach or alleged breach hereof, which the parties are unable to resolve among themselves, the parties shall resolve the dispute by arbitration pursuant to the provisions of 9 U.S.C. Section 1 et seq., and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), by sending written notice to the other party to such effect. The place of arbitration shall be Miami, Florida.

                   2. In the event of arbitration, within thirty (30) days after receipt of a request to arbitrate a dispute, the parties shall appoint one (1) arbitrator in accordance with AAA rules. The arbitrator shall be impartial and unrelated, directly or indirectly, so far as employment or services is concerned, to any of the parties or to any person or entity directly or indirectly related to the parties. In any arbitration proceedings involving any specialized area of knowledge or competence, the arbitrator shall have substantial knowledge and experience in such specialized area as, for example, in any dispute involving accounting procedures the arbitrator shall be
an independent certified public accountant.   The arbitration proceedings shall
otherwise be governed by the rules of the AAA then in force.

                   3. The arbitrator shall investigate the facts and shall hold a hearing or hearings if required at which the parties may present evidence and arguments, be represented by counsel and conduct cross-examination. In determining any question, matter or dispute before them, the arbitrator shall apply the provisions of this Agreement, without varying therefrom in any material respect. The arbitrator shall not have the power to add to, modify or change any of the provisions of this Agreement. The arbitrator shall render a written decision upon the matter presented to them by a majority vote, and that decision shall be final and binding on the parties. Judgment upon the decision rendered by such arbitration may be entered by any court having jurisdiction thereof.

                   4. The arbitrator shall determine in what proportion the parties shall bear the fees and expenses of the arbitrator, and each party shall bear the fees and expenses of its own counsel and other consultants.

         E. Notices. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or delivered by registered or certified mail, return receipt requested, to the party to whom addressed or its successors in interest at the address set forth in the first paragraph of this Agreement, or at such other address as the party may designate by written notice in the manner aforesaid.

         F. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         G. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         H. Governing Law. This Agreement shall be construed as to both validity and performance in accordance with and governed by the laws of the State of Florida without regard to conflicts of laws principles thereof.

         I.        Waiver of Preemptive Rights.       Monsey and the Company
hereby irrevocably waive any and all preemptive rights that they may have or that may have been conferred on them (by whatever means) in relation to the Monsey Shares or the Nominee Shares, including, without limitation, in relation to any transfer by VJN, or any commitment by VJN to transfer, the Monsey Shares prior to the time legal ownership of such shares is transferred to VJN.

         J. Entire Agreement. This Agreement, including the schedules and exhibits hereto, constitutes the entire agreement and understanding and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         K. Expenses. Except as otherwise provided in this Agreement, the parties shall bear all of their own respective expenses relating to this Agreement and the performance of their obligations hereunder.

         L. Captions and Headings. Captions and section headings used herein are for convenience of reference only and are not a part of this Agreement and shall not be used to construe or interpret the provisions herein.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the date first above written.


VIDEO JUKEBOX NETWORK, INC.



By: /s/ Alan McGlade                          By: /s/ Vincent Paul Monsey
    ---------------------------------             -----------------------------
Name:  Alan Mc Glade                                  Vincent Paul Monsey
      -------------------------------
Title: President and CEO
      -------------------------------

VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED solely for purposes of section II



By: /s/ Elizabeth A. Laskowski
    ---------------------------------
Name:  Elizabeth A. Laskowski
      -------------------------------
Title: Director
      -------------------------------

                                 EXHIBIT "A"

                         [COPY OF SHARE CERTIFICATE]

                                EXHIBIT III.F

                            Claims or Obligations

 The Company owes salary to Monsey in respect of the current month's employment.

                                SCHEDULE IV.E.

                                  LITIGATION
                                   AGAINST
                         VIDEO JUKEBOX NETWORK, INC.

         On August 30, 1991, Video Jukebox Network, Inc. (the "Company") filed a complaint (the "Complaint") against Donald L. Barone, Jr. ("Barone"), Kenneth Trzecki, Harry Griendling and Healthcare Communications, Incorporated (collectively, "HCI") in the Circuit Court of the Seventeenth Judicial Circuit in and for Broward County, Florida. Harry Griendling has been dismissed from the action with prejudice. The Complaint alleges that: (I) in or about August 1991, Barone, while an employee of the Company, wrongfully and intentionally removed certain proprietary materials used in connection with the development and marketing of an interactive employment television program owned by the Company, as well as certain other property owned by and entrusted to the Company by third parties which was used in connection with the development of the interactive employment television program (collectively, the "Property"); and (ii) HCI fraudulently induced the Company to enter into a business relationship with HCI for the purpose of financially exploiting the Company. The Complaint sought the issuance of a prejudgment writ of replevin and a temporary and permanent injunction, compensatory damages and other relief.

         On September 3, 1991, the Court granted the Company's motions, issued a prejudgment writ of replevin requiring return of the Property to the Company during the pendency of the case, and issued a temporary injunction precluding third parties from possessing, using and/or enjoying the benefits of the Property.

         On October 31, 1991, HCI filed an answer, affirmative defenses and counterclaim against the Company for breach of contract and fraudulent inducement. HCI also filed a third party summons and complaint against the then President of the Company, alleging fraudulent inducement by him. HCI denied all the material allegations contained in the Complaint and alleged that: (I) the Company fraudulently induced HCI to enter into a business relationship with the Company; (ii) the Company had no right of possession and no ownership interest in the Property; and (iii) Barone had no authority to transfer the Property owned by HCI to the Company. HCI also alleged that the Property was developed pursuant to a joint venture agreement between HCI and the Company and that the Company breached such agreement. The counterclaim seeks compensatory damages and other relief from the Company, and the third party complaint seeks compensatory damages and other relief from the then President of the Company. The Company and its former President believe the claims asserted by HCI are without merit. The Company and its former President have denied HCI's allegations, moved to dismiss the claims and have been vigorously defending the action while pursuing the Company's claims against HCI. The Company has agreed to indemnify and hold harmless the former President of the Company for any costs and liability incurred by him in this litigation.

         HCI subsequently filed a motion to dissolve the orders granting the Company the writ of replevin and temporary injunction. On October 8, 1991, the Circuit Court dissolved the writ of replevin and temporary injunction. On October 31, 1994, the Circuit Court determined that HCI was entitled to attorneys fees in the amount of $22,665 and costs of $2,490. The Company paid such sum from the $35,000 bond amount which had been deposited with the Circuit Court in 1991. In the claim for damages for the wrongful replevin, Barone was seeking damages for his claim of mental pain and suffering as a result of the Company seeking the writ of replevin and executing such writ through the lawful means of the Sheriff of Broward County. HCI was seeking: (I) attorneys' fees in excess of $100,000 concerning the dissolution of the writ and for the proceedings related to the issue of damages; and (ii) damages for loss of the use of the property seized. The Circuit Court has determined that additional damages, if any, as a result of the wrongful issuance of the prejudgment writ of replevin and temporary injunction could not be determined until a final judgement is rendered on the merits of the case.

         On August 30, 1991, HCI filed a summons with notice (the "Summons") in the State of New York Supreme Court in the County of Erie. In the Summons, HCI threatened to file a complaint against the Company for purported damages of $100 million for alleged tortious interference with contractual relations between HCI and unidentified third parties, for negligent and intentional misrepresentation and for breach of express and implied contract. The Summons also states that HCI will seek a declaratory judgment to determine ownership rights to the Property. However, since August 30, 1991, HCI has neither filed a complaint against the Company nor taken any further action. The Company believes that the allegations of HCI as stated in the Summons are without merit. The Company will fully and vigorously respond to such allegations if a formal complaint is filed against it by HCI.





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